Exhibit 10.8(a)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Development and Supply Agreement

between

Viewray, Inc.,

with its registered seat in Beachwood, OH, USA

- hereinafter referred to as “VIEWRAY” -

and

SIEMENS Aktiengesellschaft, Healthcare Sector

with its registered seat in Berlin and Munich,

Federal Republic of Germany

- hereinafter referred to as “SIEMENS” –

- VIEWRAY and SIEMENS hereinafter referred to individually

as “PARTY” or collectively as “PARTIES” -

Preamble

VIEWRAY has experience and know-how about the combination of Magnetic Resonance Imaging (“MRI”) and Gamma Ray Radiotherapy (“RT”) to provide real-time beam-on imaging and targeting of tumors. In addition to that, a combination of MRI systems with RT devices promises the acquiring healthcare facility appreciable cost savings by reducing staff time requirements and streamlining the workflow process via task simplification. In order to achieve a fast time to market for MR guided Gamma Ray Radiotherapy (“MRgRT”), VIEWRAY has an interest to find an experienced partner in the field of MRI.

SIEMENS has over 25 years of experience, know-how and comprehensive intellectual property in MRI systems, solutions and services. Today, SIEMENS is the market leader in the MRI industry due to its long-standing technology and innovation leadership. To further expand this leadership position, SIEMENS is interested to enter the field [***].

The PARTIES intend to combine their know-how and experience for the purpose of forming a long-term business relationship for the supply of Magnetic Resonance Imaging (“MRI”) subsystems (“COMPONENTS”) for MRgRT systems to provide real-time beam-on imaging and targeting of tumors.

The business relationship shall be divided into the following three phases:

PHASE 1: Validation of the real-time MR imaging requirements of a future the MRgRT system.

PHASE 2: Validation of the integration and interaction on of the RT system with the MRI system.

PHASE 3: Supply of COMPONENTS by SIEMENS for the VIEWRAY MRgRT system in serial production in accordance with the OEM-Sales Agreement as per Appendix 2.

The terms and conditions of the three PHASES in this business relationship are described in the following articles.

Article 1—Definitions

1.1	The term “INFORMATION” means any methods, processes, know-how, proprietary information, trade secrets, technology, designs, digital codes, software, inventions, innovations and improvements relating to MRgRT or MRI whether or not protected or protectable by IPR, owned or controlled by either PARTY prior to the date of this Agreement, or which becomes owned or controlled by either PARTY during the term of this Agreement outside of the PROJECT.

1.2	The term “IPR” means all patents, patent applications and copyrights, as well as other forms of statutory protection rights.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.3	The term “PROJECT” means the research and development program to be conducted by the PARTIES, as more fully described in Article 2, 3 and 4 hereinafter.

1.4	The term “DOCUMENTATION” shall mean written INFORMATION.

1.5	The term “BACKGROUND PATENTS” shall mean copyrights, utility models, patent applications and patents covering INFORMATION.

1.6	The term “WORK” means collectively any and all work, services, contributions, investigations etc. performed and rendered during and for the purpose of the PROJECT. The WORK is detailed in Article 2, 3 and 4 hereinafter.

1.7	The term “RESULTS” means any and all methods, processes, know-how, proprietary information, trade secrets, technology, designs, digital codes, software, inventions, innovations and improvements made by either PARTY in connection with the PROJECT, whether or not protected or protectable by IPR.

1.8	The term “FIELD” means the development, production, use, marketing, sale and support of a system with MR guided Gamma Ray Radiotherapy (MRgRT) functionality

1.9	The term “AFFILIATES” shall mean companies of which SIEMENS or VIEWRAY, as applicable, owns or controls, directly or indirectly at least 50 % of the stock or voting rights.

1.10	The term “CHANGE OF CONTROL” means with respect to VIEWRAY, in an event or series of related events: (a) a sale of all or substantially all of VIEWRAY’s assets, voting stock or securities or business relating to this Agreement; (b) a merger, reorganization or consolidation involving VIEWRAY in which the stockholders of VIEWRAY immediately prior to such transaction cease to own collectively a majority of the voting equity securities of the successor entity; or (c) a Person or group of Persons acting in concert acquire fifty percent (50%) or more of the voting equity securities of VIEWRAY. For purposes of clarity, the term “CHANGE OF CONTROL” is not intended to include (i) an underwritten public offering of VIEWRAY’s common stock pursuant to a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, or (ii) any sale of shares of capital stock of VIEWRAY, in a single transaction or series of related transactions principally for bona fide equity financing purposes in which VIEWRAY issues new securities to venture capital investors primarily for cash or the cancellation or conversion of indebtedness of VIEWRAY or a combination thereof for the purpose of financing the operations and business of VIEWRAY.

Article 2 – PHASE 1 of Business Relationship

2.1	For the purpose of the validation of the MR imaging requirements for a future MRgRT system, SIEMENS will convert a [***] MRI system to work at 0.35 Tesla. The MRI system specifications are as described in the [***] data sheet attached as Appendix 0. The MRI system will include a [***] and [***]. The system will not include [***] and [***]. Any changes to the specifications of the [***] MRI system due to the operation at 0.35T that are not documented in Appendix 0 need to be mutually agreed on by the PARTIES in good faith.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2	After conversion, the MRI system will be delivered to VIEWRAY’s premises. The MRI system will be locally installed, including MRI system start-up and tune-up (together with VIEWRAY).

2.3	SIEMENS will provide on-site support for the MRI system hardware by a SIEMENS System Engineer.

2.4	SIEMENS will provide on-site support for MRI sequence and application optimization together with VIEWRAY in order to achieve real-time requirements by a SIEMENS Application Specialist.

2.5	The associated costs for the supply of the mobile MRI system and the engineering support during PHASE 1 will be described in Appendix 1. For the rest each PARTY shall bear the costs incurred by such PARTY for its efforts under or in connection with the work performed under PHASE 1.

2.6	PHASE 1 will be completed after successful demonstration of MRI imaging requirements for a future MRgRT system. The completion of PHASE 1 will be documented in a joint review meeting by both PARTIES, based upon a review if the validation tests fulfilled all the specifications as described in Appendix 0 as well as the mutually agreed changes to the specification of the [***] MRI system due to the to the operation at 0.35T. After acceptance of the completion of PHASE 1, PHASE 2 of the Agreement shall commence.

2.7	If the validation test results of the development work during PHASE 1 show that specifications as described in Appendix 0 as well as the mutually agreed changes to the specifications of the [***] MRI system due to the to the operation at 0.35T adopted in accordance with Article 2.1 are not fulfilled or partially not fulfilled, both PARTIES will use Commercially Reasonable Efforts to agree on a remediation plan as soon as reasonably possible, but not exceeding 45 days following such events and use Commercially Reasonable Efforts to implement such plan to cure such deficiencies. If there is no agreement on such a remediation plan within that time period, then either PARTY shall be entitled to terminate this Agreement. If the parties are not successful in curing deficiencies pursuant to the plan adopted pursuant to this Article 2.7 then they shall repeat the above process once more and if they are unable to cure the deficiencies on such second attempt then either PARTY may terminate this Agreement.

2.8	VIEWRAY may, at any time prior to the commencement of PHASE 2, purchase COMPONENTS from SIEMENS under terms equivalent to those specified in Annex 2 of the SUPPLY AGREEMENT attached as Appendix 2 hereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 3 – PHASE 2 of Business Relationship

3.1	For the purpose of validating the integration and interaction of the RT system with the MRI system, VIEWRAY will test their RT system components together with the SIEMENS MRI system to identify any potential artifacts caused by the integration. If VIEWRAY identifies such artifacts and proposes any changes to the specifications of the [***] MRI system due to the combined use with the RT system components, such proposed changes need to be mutually agreed on by the PARTIES at the beginning of PHASE 2; such agreement not to be unreasonably withheld. For purposes of establishing such specifications, VIEWRAY shall provide SIEMENS with draft specifications for PHASE 2 not later than 15 Business Days following the PHASE 1 completion date and SIEMENS shall notify VIEWRAY within 10 Business Days thereafter whether it accepts such specifications or proposes changes thereto. The PARTIES shall agree on such specifications within 30 Business Days following the PHASE 1 completion date or shall meet to mutually resolve such specifications and shall resolve such specifications to their mutual satisfaction not later than the beginning of PHASE 2. Thereafter, any changes to the specifications of the MRgRT System, including the modified [***] MRI system portion of such MRgRT System, need to be mutually agreed on by the PARTIES.

3.2	VIEWRAY may at any time purchase COMPONENTS from SIEMENS in order to facilitate validation work in PHASE 2.

3.3	SIEMENS will continue to provide on-site support for the MRI system hardware by a SIEMENS System Engineer in PHASE 2. Necessary modifications to the MRI system as agreed by the PARTIES pursuant to Section 3.1 will be done by the SIEMENS System Engineer on site.

3.4	SIEMENS will continue to provide on-site support for MRI sequence and application optimization together with VIEWRAY in order to achieve real-time requirements by a SIEMENS Application Specialist, if necessary in PHASE 2.

3.5	The associated costs for the supply of the mobile MRI system and the engineering support during PHASE 2 will be described in Appendix 1. For the rest each PARTY shall bear the costs incurred by such PARTY for its efforts under or in connection with the work performed under PHASE 2.

3.6	PHASE 2 will be completed after successful demonstration of the integration of the RT system with the MRI system. The completion of PHASE 2 will be documented in a joint review meeting by both PARTIES, based upon a review if the validation tests fulfilled all the specifications as described in Article 2.1 as well as the mutually agreed changes to the specifications of the mobile [***] MRI system due to the combined use with the RT system components.

3.7

If the validation test results of the development work during PHASE 2 show that specifications as described in Article 3.1 as well as the mutually agreed changes to the specifications of the [***] MRI system due to the combined use with the RT system components are not fulfilled or partially not fulfilled, both PARTIES will use Commercially Reasonable Efforts to agree upon a remediation plan as soon as reasonably possible, but not exceeding 45 days following such events and use Commercially Reasonable Efforts to implement such plan to cure such deficiencies. If there is no agreement on such a remediation plan within that time period, then either PARTY shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

be entitled to terminate this Agreement. If the parties are not successful in curing deficiencies pursuant to the plan adopted pursuant to this Article 3.7 then they shall repeat the above process once more and if they are unable to cure the deficiencies on such second attempt then either PARTY may terminate this Agreement.

3.8	At any point after completion of PHASE 1, but not later than at completion of PHASE 2, VIEWRAY may terminate the rental agreement of the [***]. After termination of the rental agreement, the MRI system will be converted back to a standard [***] MRI system.

Article 4 – PHASE 3 of Business Relationship

4.1	After successful completion of PHASE 2, SIEMENS shall supply COMPONENTS to VIEWRAY in accordance with the stipulations of the Supply Agreement attached as Appendix 2 hereto (the “SUPPLY AGREEMENT”) and in case of any inconsistency between any provision of Articles 1 to 13 and the provisions of the SUPPLY AGREEMENT, the SUPPLY AGREEMENT shall prevail. The date of the documented review meeting (see Article 3.6) shall be treated as the effective date for the SUPPLY AGREEMENT (“EFFECTIVE DATE II”), which shall take effect automatically and without signature upon the PARTIES determination that PHASE 2 has been successfully completed in accordance with Article 3.6.

4.2	SIEMENS will support the product development work for the MRgRT system by providing a SIEMENS System Engineer, to be located at VIEWRAY’s premises during the initial term of the SUPPLY AGREEMENT up to a maximum of three years. A possible continuation of such support for modifications of the MRgRT system needs to be mutually agreed after that time period (i.e., after the initial 3-year term of the SUPPLY AGREEMENT). The costs for the SIEMENS System Engineer, including relocation expenses, shall be reimbursed by VIEWRAY and are based on the rates as described in Appendix 1.

4.3	VIEWRAY will use standard COMPONENTS from SIEMENS wherever possible. SIEMENS will modify COMPONENTS to allow full function of the integrated MRgRT system if necessary or useful, technically feasible and commercially reasonable. Changes in the measurement and control system of the COMPONENTS are exempt from this Article 4.3. Change requests made during PHASE 3, shall be made pursuant to Section 8.3 of the SUPPLY AGREEMENT.

4.4	SIEMENS will provide VIEWRAY access to all available regulatory documentation to assist in FDA submissions by VIEWRAY. SIEMENS will notify VIEWRAY without undue delay in case SIEMENS COMPONENTS are involved in any product recall actions that might affect the FDA approval of the VIEWRAY MRgRT system.

4.5	SIEMENS will provide VIEWRAY with all necessary service documentation available at SIEMENS, such documentation to be provided pursuant to the Quality Agreement contemplated by the SUPPLY AGREEMENT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.6	Service topics, including, but not limited to

•	Service contracts

•	Spare parts supply and logistics

•	First, second and third level service support

•	Software and computer hardware upgrades for the installed base are regulated in the SUPPLY AGREEMENT Section 7.

Article 5—Exclusivity of Business Relationship

For the duration of PHASE 1 and PHASE 2, the PARTIES will cooperate in regard to the PROJECT and within the FIELD on an exclusive basis.

Article 6—Secrecy

6.1	Each PARTY agrees that all INFORMATION and RESULTS which it receives from the other PARTY and which are designated as confidential by such PARTY will be deemed to be confidential and will be maintained by the receiving PARTY in confidence, provided, however, that such PARTY may disclose such information to its officers, and those of its employees and others under its control for the purposes of this Agreement, all of whom will be advised of this Agreement and such PARTY’s obligations there under.

6.2	Such PARTY additionally agrees to take all reasonable precautions to safeguard the confidential nature of the foregoing information, provided, however, that such PARTY’s normal procedures for protecting its own confidential information shall be deemed reasonable precautions, and provided that if such precautions are taken, such PARTY will not be liable for any disclosure which is inadvertent or unauthorized or is required by any judicial order or decree or by any governmental law or regulation. Neither shall such PARTY be liable for disclosure and/or any use of such information insofar as such information

•	is in, or becomes part of, the public domain other than through a breach of this Agreement by such PARTY;

•	is already known to such PARTY at or before the time it receives the same from the other PARTY or is disclosed to such PARTY by a third PARTY as a matter of right;

•	is independently developed by such PARTY without the benefit of such information received from the other PARTY;

•	is disclosed and/or used by such PARTY with the prior written consent of the other PARTY.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notwithstanding the above, each PARTY has the right to disclose the other PARTY’s INFORMATION and RESULTS which it received under this Agreement to its licensees insofar as it has the right to sublicense same as set forth in this Agreement, provided, such PARTY requires such licensee to undertake in writing secrecy obligations which are at least as stringent as the ones set forth in this Article 6;

6.3	The obligations of Article 6 shall survive five years after termination of this Agreement.

Article 7—Warranties and Limitation of Liabilities

7.1	Provided it complies with the provisions of Article 1, 2 and 3 above, no PARTY shall be liable towards the other PARTY in the case that the WORK cannot be successfully completed.

7.2	The sole obligation of each PARTY with respect to its INFORMATION and RESULTS shall be to forward same to the other PARTY as provided in this Agreement and, to correct errors that might have occurred in this INFORMATION and RESULTS without undue delay after such errors become known to the PARTY which forwarded the relevant INFORMATION or RESULTS.

The warranties set forth in this Article 7.2 apply to all INFORMATION and RESULTS licensed or knowingly disclosed hereunder and are in lieu of all warranties expressed or implied including without limitation the warranties that INFORMATION and RESULTS can be used without infringing statutory and other rights of third PARTIES.

7.3	Any liability of a PARTY with respect to death or injury to any person is subject to and governed by the provisions of the applicable law. Neither PARTY is, however, obliged to compensate for death or personal injury or loss of or damage to property of the other PARTY to the extent such death, injury, loss or damage is covered by insurance(s) of the affected PARTY and such affected PARTY shall not be entitled to recover same from the first PARTY.

7.4	Neither PARTY shall be liable for any indirect or consequential damages of the other PARTY, including loss of profit or interest, under any legal cause whatsoever and on account of whatsoever reason, except where such liability is mandatory by applicable law.

7.5	Nothing in this Agreement shall obligate either PARTY to apply for, take out, maintain or acquire any statutory protection, in any country.

7.6	All rights granted in INFORMATION, RESULTS and under BACKGROUND PATENTS are granted insofar only as the PARTY granting same has the right to grant without payment to third PARTIES.

7.7	The provisions of Sections 7.1 through 7.6 shall survive any termination of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 8—Intellectual Properties

8.1	Inventions—including, but not being limited to, inventions eligible for statutory protection (patent applications, patents, etc.)—made during the term and under the cooperation of this Agreement (“INVENTIONS”) by employees of one PARTY shall become neither the property of the other PARTY nor the common property of both PARTES, and the one PARTY, therefore and insofar as it otherwise has the right to do so, shall be free to use such INVENTIONS as it sees fit and to file for statutory protection and to use, maintain and permit to lapse such application for statutory protection and any statutory rights issued thereon.

8.2	INVENTIONS made by employees of both PARTIES (“JOINT INVENTIONS”) shall, at the time they are made, become the joint property of both PARTIES.

8.2.1	JOINT INVENTIONS, including any and all statutory protection issuing thereon (as per Section 8.2.2, below, or otherwise), if any, may be used by each PARTY as such PARTY sees fit. Each PARTY, therefore, for example and without limitation, has the transferable right to grant non-exclusive, further transferable licenses under such JOINT INVENTIONS.

8.2.2	For JOINT INVENTIONS which are eligible for statutory protection the PARTIES will agree upon the details for filing for such protection.

In case only one (1) PARTY is interested in filing for statutory protection for JOINT INVENTIONS, then the other PARTY shall execute and forward to the one PARTY all documents requested by the one PARTY and reasonably believed to be necessary and/or desirable for such procedure. Statutory rights filed for JOINT INVENTIONS by one PARTY at its own expense shall, from the date of filing, become the sole property of that one PARTY, and, therefore, for example and without limitation, can be used, maintained and permitted to lapse by this PARTY as it sees fit. The other PARTY’S rights to use such statutory rights are as laid down in Section 8.2.1, above.

8.2.3	Each PARTY ensures that it will be in a position to immediately acquire the share of inventions of its employees insofar as JOINT INVENTIONS are concerned.

8.2.4	Neither PARTY is obligated to take action against third PARTIES infringing upon statutory rights filed or issued for JOINT INVENTIONS or to defend such rights against third PARTIES.

8.3	(a) Under its INFORMATION, BACKGROUND PATENTS and RESULTS each PARTY hereby grants to the other PARTY the non-exclusive, non-transferable, royalty free right and license, including the right to sublicense to SIEMENS AFFILIATES, to use same during the term of this Agreement solely for the purpose of carrying out the WORK assigned to such PARTY. This right includes the right to have such INFORMATION, BACKGROUND PATENTS and RESULTS used by a subcontractor.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Under its INFORMATION, BACKGROUND PATENTS and RESULTS each PARTY hereby grants to the other PARTY the non-exclusive, non-transferable, royalty free right and license, to use same within the FIELD for the manufacture, use and sale of the VIEWRAY MRgRT system and its parts and modifications and enhancement thereof and to grant sublicenses as part of a grant of a license under its own technology.

8.4	INFORMATION and RESULTS, which one PARTY receives from the other under this Agreement may be used by the receiving PARTY outside the FIELD as such PARTY seems fit, provided, however, that no rights are granted in this Article 8.4 under any present or future statutory rights, including without limitation BACKGROUND PATENTS, with the exception of JOINT INVENTIONS as set forth in Article 8.2.

8.5	The stipulations of Articles 8.1 through 8.4 shall survive any termination of this Agreement.

Article 9—CHANGE OF CONTROL

9.1	If VIEWRAY obligates itself with respect to a CHANGE OF CONTROL with a third party that is an “INDIRECT COMPETITOR” of SIEMENS, the PARTIES will discuss in good faith within thirty (30) days after such CHANGE OF CONTROL is publicly announced, how such CHANGE OF CONTROL would impact the relationship contemplated by this Agreement, including whether VIEWRAY or such INDIRECT COMPETITOR will terminate this Agreement after the closing of such CHANGE OF CONTROL transaction. SIEMENS shall be entitled to terminate this Agreement within a period of thirty (30) days following the receipt of such a notification and discussion if it is not reasonably assured that such CHANGE OF CONTROL will not adversely affect the prospects for commercial success of the transactions contemplated by this Agreement. With respect to a CHANGE OF CONTROL involving a “DIRECT COMPETITOR”, SIEMENS shall be entitled to terminate this Agreement within a period of thirty (30) days following the receipt of such a notification at its own discretion. For purposes of this Agreement, “DIRECT COMPETITOR” means an entity that has an MRI product line. As of the Effective Date I, DIRECT COMPETITORS may include each of GE Healthcare, Hitachi Medical Systems Corporation, Toshiba Medical Systems Corporation and Philips Healthcare or their respective affiliates. For purposes of this Agreement, “INDIRECT COMPETITOR” means an entity that is not a DIRECT COMPETITOR but which has a product line that competes with another product line of SIEMENS.

9.2	In case of termination of this Agreement by VIEWRAY following a CHANGE OF CONTROL involving a DIRECT COMPETITOR or INDIRECT COMPETITOR prior to the commencement of PHASE 3, VIEWRAY shall reimburse SIEMENS for lost revenue pursuant to this Agreement. This includes the complete payment of all outstanding purchase orders of COMPONENTS and equipment rental as well as engineering and application support services provided pursuant to this Agreement from the date such CHANGE OF CONTROL transaction is publicly announced.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.3	In case of termination of this Agreement by SIEMENS in accordance with Article 9.1, SIEMENS will not have a right of any compensation for lost revenue pursuant to Article 9.2.

Article 10—Term and Termination

10.1	This Agreement shall become effective on the date it is signed by both PARTIES (EFFECTIVE DATE I). This Agreement may be terminated at any time within PHASE 1 and PHASE 2 by the one PARTY by giving of not less than four weeks’ prior written notice to the other PARTY

— if the other PARTY hereto is declared bankrupt or otherwise cannot fulfill its financial obligations; or

— if the other PARTY hereto substantially defaults in the performance of this Agreement and does not remedy the default within four (4) weeks after receipt of a relevant request of the one PARTY; or

— if the other PARTY extends its activities to cover the development and/or manufacture of COMPONENTS or parts within the FIELD and should such extension not be governed by the cooperation of the PARTIES hereunder.

10.2	These rules refer solely to a termination during Phase 1 and Phase 2. Termination of the SUPPLY AGREEMENT is governed in Section 13 therein.

Article 11—Arbitration

11.1	Any differences or disputes arising from this Agreement or from agreements regarding its performance shall be settled by an amicable effort on the part of both PARTIES to the Agreement. An attempt to arrive at a settlement shall be deemed to have failed as soon as one of the PARTIES to the Agreement so notifies the other PARTY in writing.

11.2	If an attempt at settlement has failed, the disputes shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in Paris (Rules) by three arbitrators appointed in accordance with the Rules.

11.3	The place of arbitration shall be Zurich, Switzerland. The procedural law of this place shall apply where the Rules are silent.

11.4	The arbitral award shall be substantiated in writing. The arbitral tribunal shall decide on the matter of costs of the arbitration.

11.5	Any claim, controversy or dispute between the PARTIES arising in whole or in part under or in connection with this Agreement or the subject matter hereof will, before such submission to arbitration, first be escalated to the MRI Business Unit Chief Executive Officer of SIEMENS and the Chief Executive Officer of VIEWRAY for resolution. They will use reasonable efforts to attempt to resolve the dispute through good faith negotiations by telephone or in person as may be agreed and if they fail to resolve the dispute within thirty (30) days after either party notifies the other of the dispute, and do not mutually agree to extend the time for negotiation, then the dispute will be submitted to arbitration in accordance with the procedure set forth in Articles 11.1-11.4.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 12—Substantive Law

12.1	All disputes shall be settled in accordance with the provisions of this Agreement and all other agreements regarding its performance, otherwise in accordance with the substantive law in force in Switzerland, without reference to other laws.

12.2	Nothing contained herein shall be construed and the PARTIES hereby waive any and all rights they may have to claim or assert, that SIEMENS is subject to the jurisdiction of the courts of the USA.

Article 13—Miscellaneous

13.1	This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the PARTIES hereto by their duly authorized representatives.

13.2	The failure of any PARTY hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any PARTY thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.3	All notices or other communications required or permitted hereunder with regard to the interpretation, validity etc. of the Agreement shall be in writing and shall be given by certified mail addressed, if to VIEWRAY:

ViewRay Incorporated

2000 Auburn Drive

Beachwood, OH 44122

USA

Attn: Chief Executive Officer

and, if to SIEMENS:

Siemens Aktiengesellschaft

Legal

Werner-von-Siemens-Str. 50

91052 Erlangen

Germany

or to such other address that the PARTIES might identify to each other for this purpose and with reference to this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.4	No PARTY hereto shall issue any press release or public announcement or otherwise divulge the existence of this Agreement or the transactions contemplated hereby without the prior approval of the other PARTY hereto.

13.5	This Agreement shall be binding upon and inure to the benefit of the PARTIES hereto. Neither PARTY may assign this Agreement, in whole or in part, except with the prior written consent of the other PARTY, which shall not be unreasonably withheld; provided, that either PARTY may assign this Agreement without the consent of the other PARTY to an Affiliate or in connection with any merger, acquisition, or sale a majority of such PARTY’s voting stock or a sale of substantially all such PARTY’s assets; provided, further, that (a) in each instance the assignee expressly assumes all obligations imposed on the assigning PARTY by this Agreement in writing and the other PARTY is notified in advance of such assignment; and (b) VIEWRAY shall also be subject to the restriction set forth in Article 9. Any purported assignment in violation of this Article 13.5 shall be null and void.

13.6	Titles and headings to Articles herein are inserted for the convenience or reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

13.7	This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

13.8	This Agreement (including the Appendices) constitutes the entire agreement between the PARTIES with respect to its subject matter and supersedes all prior agreements, understandings, commitments, negotiations and discussions with respect thereto, whether oral or written.

13.9	During the term of this Agreement and for a period of 12 months thereafter, neither PARTY will not solicit for employment (whether as an employee, contractor, consultant, or in any other manner) any person who is or has been within the previous 12 months a technical or scientific employee of the other PARTY; provided, however, that this Article 13.9 will not prevent either PARTY from employing a person who contacts such PARTY on his or her own initiative (without any actions by such PARTY to encourage such contact) or responds to general solicitations of employment not specifically directed toward the other PARTY’S employees.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF the PARTIES have executed these presents on the dates specified below.

VIEWRAY Incorporated	SIEMENS Aktiengesellschaft, Healthcare Sector

Place, Date:	Place, Date

Cleveland, OH, USA 17 June 08	Erlangen, May 29 2008

/s/ Ayers	/s/ Mãrzendorfer	/s/ Kleinschmidt

Name:	Name:	Name:

Ayers	Mãrzendorfer	Kleinschmidt
(Print)	(Print)	(Print)

Title:	Title:	Title:

CEO	CEO Magnetic Resonance	CFO Magnetic Resonance

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 0

to the Collaboration and Supply Agreement between VIEWRAY and SIEMENS

Data Sheet of [***]

The officially released data sheet by SIEMENS at the time of signature of this Agreement is identified by the following SIEMENS document number.

[***]

Status: 03/2008

A copy of the document will be provided to VIEWRAY in an electronic format.

The [***], as modified in [***] will [***] the following [***]:

1)	The [***] on the [***] it to the [***] at a [***] that allows for [***] less than [***] based on [***]

2)	The [***] with a [***] and a [***] covering a [***] (corresponding to a [***]) within [***] having [***] that [***] may be [***] (i.e. . a [***]).

3)	The [***] covering a [***] with a [***] (corresponding to a [***] at a [***] (i.e. . a [***]).

4)	The [***] of all [***] must be [***] (i.e., the [***] must be able to [***] to within [***]).

5)	The [***] of all [***] must be [***] than [***] (i.e., the [***] must be [***] with this [***] with the [***]).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1

to the Collaboration and Supply Agreement between VIEWRAY and SIEMENS:

Reimbursement of SIEMENS Costs during PHASE 1 AND 2

VIEWRAY will reimburse SIEMENS for the supply of COMPONENTS and the development support during PHASE 1 and 2 as described below.

•	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2

to the Collaboration and Supply Agreement between VIEWRAY and SIEMENS:

SUPPLY AGREEMENT

by and between

ViewRay, Incorporated

a corporation duly organized and existing under the laws of OH,

and having its registered seat

in Beachwood, OH,

USA

- hereinafter referred to as “BUYER” -

and

Siemens Aktiengesellschaft, Healthcare Sector

a corporation organized under the laws of

the Federal Republic of Germany

Berlin and Munich

- hereinafter referred to as “SELLER” -

- BUYER and SELLER hereinafter referred to individually

as “PARTY” or collectively as “PARTIES” -

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Preamble

WHEREAS BUYER shall procure from SELLER products in the course of a long term cooperation; and

WHEREAS, for their mutual benefit, the PARTIES seek to secure the supply, to improve the planning, to ensure delivery on time, to minimize the respective stocks and to reduce the expenditures for the transaction of business.

NOW THEREFORE in consideration of the above, the PARTIES agree to the following terms and conditions:

1.	Subject of the Agreement

Subject of this SUPPLY AGREEMENT is the procurement of the COMPONENTS as described in Annex 1 hereto.

2.	Demand Planning and Purchase Orders

2.1	BUYER shall place purchase orders with SELLER covering his demand for three (3) months (hereinafter referred to as “SUPPLY PERIOD”). Such purchase orders shall be issued at least eight (8) weeks before the beginning of the respective SUPPLY PERIOD.

2.2	Together with his purchase orders BUYER shall furnish to SELLER a forecast indicating his demand for the period of nine (9) months following the SUPPLY PERIOD.

SELLER shall consider the forecasts when planning his production capacities. If SELLER does not object in writing within ten (10) Business Days after receipt of the forecast, it will be deemed accepted by SELLER, and BUYER may assume that SELLER will accept purchase orders within this scope.

2.3

BUYER shall forward his purchase orders in writing to SELLER’s relevant local subsidiary. SELLER shall acknowledge the purchase orders within ten (10) Business Days after receipt thereof, as far as they do not exceed the forecast accepted by SELLER.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SELLER shall make reasonable efforts to meet BUYER’s demand exceeding the forecast. In case SELLER can accept a purchase order of BUYER exceeding the forecast only with modifications (for example concerning delivery date or quantity), the PARTIES will agree without delay on a mutually acceptable solution.

2.4	If subsequently to the acknowledgement of any purchase order BUYER requires an earlier or later delivery date as agreed, the PARTIES shall use best efforts to find a mutually acceptable solution.

2.5	The terms and conditions of this SUPPLY AGREEMENT shall apply to any purchase order of BUYER regarding the COMPONENTS even if they do not refer to it expressly. Any separate general terms and conditions of BUYER or SELLER shall not apply.

2.6	“Business Day” means any day other than a Saturday or Sunday that is not a national holiday in the United States or Germany.

3.	Delivery

3.1	The COMPONENTS are delivered “EXW” according to Incoterms 2000.

3.2	If the delivery date is defined

(a)	by day, SELLER shall not deliver more than three (3) days earlier or later as the agreed delivery day;

(b)	by week, SELLER shall deliver within the agreed delivery week.

3.3	In case SELLER realizes that he cannot adhere to the agreed delivery date, he shall without delay inform BUYER and indicate the prospective duration of the delay. The PARTIES shall immediately endeavor to find reasonable remedial measures.

3.4	If SELLER is in delay with deliveries for which he is responsible and if BUYER substantiates that he has suffered damages due to the delay, he may claim per full week of delay liquidated damages of 0.5% of the price of the delayed COMPONENTS up to a maximum amount of 5% of such price. Any further claims for damages due to the delay shall be excluded.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Further, BUYER may cancel the relevant separate purchase contract without incurring any liability, provided the COMPONENTS have not been delivered within a reasonable grace period set by BUYER.

4.	Prices

4.1	The prices of the COMPONENTS are specified in Annex 2 hereto and are valid for the agreed upon time period.

4.2	The prices are based on the clause of the Incoterms 2000 as defined in Section 3.1 and include packaging. The respectively valid VAT shall be added to the price.

5.	Invoices and Terms of Payment

5.1	SELLER shall issue for every delivery an invoice meeting the requirements of the tax laws. The invoice shall show the price per ordered COMPONENTS, the order number and the COMPONENTS part number.

5.2	Payments shall be effected in EURO within 30 days from the invoice date.

6.	Risk, Title

6.1	Risk of loss or damages shall pass onto BUYER according to the clause of the Incoterms 2000 as defined in Section 3.1.

6.2	SELLER retains title to the COMPONENTS until all payments due to SELLER have been finally effected by BUYER.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	Warranty, Services, Spare Parts

7.1	SELLER assumes liability for defects of the COMPONENTS including the lack of assured characteristics as follows:

SELLER shall at its sole discretion either repair or replace the faulty COMPONENTS. In case these corrective actions fail within a reasonable period of time, BUYER is entitled to request price reduction or to cancel the relevant purchase contract and request SELLER to take back the COMPONENTS delivered (under such purchase contract) and to reimburse the purchase price.

Details will be described in the Quality Assurance Agreement as per Annex 4 to the SUPPLY AGREEMENT.

7.2	The warranty period for COMPONENTS shall be 15 months starting on the date the risk of loss or damage has passed onto BUYER according to Section 6.1 or 12 months from the date of installation at customer site, whichever is the earlier.

7.3	SELLER will be able to supply spare parts for the COMPONENTS for the period of 8 (eight) years after the last delivery of COMPONENTS.

7.4	SELLER’s liability for any further damages resulting from the defect(s) of the COMPONENTS shall be limited pursuant to the stipulations of Section 12.

7.5	The SELLER shall, at SELLER’s then current pricing, provide the BUYER with information (e.g. service training courses, service documentation, etc.) and aids (e.g. tools, software, etc) to enable the BUYER to perform the service function. Details on the aforesaid are to be found in Annex 3 hereto.

7.6	The BUYER is only entitled to use the information and aids within its own service organization and only to perform services on COMPONENTS that were purchased by the BUYER under this SUPPLY AGREEMENT and delivered to end-users. The transfer of information and/or aids to third PARTIES will be subject to prior written approval by the SELLER.

7.7	The SELLER shall provide the BUYER with spare parts for the COMPONENTS at SELLER’s then current prices during the term of this Agreement and for a period of eight (8) years after delivery of the last PRODUCT pursuant to this agreement. Details of the processing of spare parts and returned goods are to be found in Annex 3 hereto. The provisions governing the COMPONENTS shall also apply to spare parts unless agreed otherwise in this agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	Technical Changes

8.1	SELLER is entitled to technically change the COMPONENTS without notice to BUYER; provided that the COMPONENTS continue to conform to the applicable specifications for the then-current COMPONENTS. Notwithstanding the foregoing, SELLER shall notify BUYER about the changes in writing at least three (3) months before start of production of the changed COMPONENTS. If SELLER makes technical changes to the COMPONENTS that will cause them to not conform to the applicable specifications for the then-current COMPONENTS then SELLER shall follow the procedure in Section 8.2.

8.2

If SELLER intends to discontinue the production of then-current COMPONENTS in favor of new COMPONENTS or to make technical changes to the then-current COMPONENTS that SELLER reasonably expects to affect form, size, assembly, function or interfaces of the COMPONENTS so that such new or changed COMPONENTS fail to conform to the applicable specifications for the then-current COMPONENTS, SELLER shall as early as reasonably practicable, taking into consideration the regulatory requirements of introducing changes to the then-current COMPONENTS and the MRgRT System notify BUYER and give BUYER access to specifications for the “new” COMPONENTS as well as access (at SELLER’S facility—or at BUYER’s request and expense at Buyer’s Beachwood, Ohio facility) to a preproduction prototype of the new COMPONENTS prior to commercial release of the new COMPONENTS to permit BUYER to test the COMPONENTS and provide input to SELLER on its impact on the MRgRT System. BUYER will notify SELLER not later than 3 months following the date it is notified of such technical changes by SELLER whether BUYER will adopt the new COMPONENTS for use in the MRgRT System. If BUYER adopts the new COMPONENTS for use in the MRgRT System, Annex 1 and, to the extent applicable, Annex 2 will be amended to reflect the new COMPONENTS. If BUYER has not yet adopted the new COMPONENTS for use in the MRgRT System and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SELLER decides to discontinue production of the then-current COMPONENTS, BUYER may, in order to cover its remaining demand, place purchase orders in accordance with Sections 2.1 and 2.4 for the unchanged then-current COMPONENTS within 3 months after being notified about the technical changes by SELLER.

8.3	BUYER may request that SELLER incorporate changes to the COMPONENTS going forward by delivering a written change order to SELLER (a “Post-Development Change Order”). Any such Post-Development Change Order will include a description of the proposed change sufficient to permit SELLER to evaluate its feasibility and cost. SELLER will use reasonable efforts to provide within 15 Business Days of receipt of a Post-Development Change Order a detailed response to the Post-Development Change Order including a specification of: (a) new material costs; (b) new labor cost itemized by activity to be performed; (c) the proposed implementation date; and (d) the impact on the delivery schedule and pricing of the COMPONENTS. SELLER will not unreasonably withhold or delay agreement to a Post-Development Change Order. Until a Post-Development Change Order has been agreed to in writing, such Post-Development Change Order will not become effective, and the PARTIES will continue to perform their obligations under the then-effective specifications.

9.	Discontinuance of Production

Should SELLER plan to discontinue the production of COMPONENTS, of which BUYER has procured from SELLER any substantial amount within the preceding 12 months, SELLER shall inform BUYER in writing at least 6 months prior to the date production of such COMPONENTS shall discontinue. BUYER may, in order to cover its remaining demand, place orders in accordance with Section 2.4 until 3 months before the discontinuance date specified in SELLER’s notice, which date shall be at least 6 months following the date of such notice to BUYER.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.	Industrial and Intellectual Property Rights

10.1	If a third PARTY raises justified claims against BUYER for infringement of intellectual property rights or copy rights (all together hereafter referred to as “Protective Rights”) by COMPONENTS supplied by SELLER, SELLER shall at its cost acquire for BUYER a right to use the COMPONENTS. In case this is not possible at economically reasonable conditions, SELLER’s liability shall be limited as follows:

(a)	SELLER shall defend and indemnify and hold harmless BUYER against any legal costs and damages of BUYER caused by Protective Right infringement by the COMPONENTS as such up to the amount of an appropriate license fee, which the owner of the Protective Rights could claim directly from SELLER for the use of the infringing COMPONENTS.

(b)	For future deliveries SELLER shall, if economically reasonable, at its option and in compliance with the specifications defined in Annex 1 modify the COMPONENTS to become non-infringing or deliver an equivalent non infringing COMPONENTS.

Claims shall be deemed justified only if they are acknowledged as such by SELLER or finally adjudicated as such by a court of competent jurisdiction.

10.2	The obligations of SELLER mentioned in Section 10.1 above apply under the precondition that BUYER informs SELLER without delay in writing of any claims for infringement of Protective Rights, does not accept on his own any such claims and conducts any disputes, including settlements out of court, only in agreement with SELLER.

10.3	Any liability of SELLER pursuant to Section 10.1 shall be excluded, if the infringement of Protective Rights is not caused by the COMPONENTS itself, for example if such infringement results from the application of the COMPONENTS (including any application-specific circuitry implemented in the COMPONENTS), unless SELLER did offer the COMPONENTS especially for such infringing application.

10.4	Any liability of SELLER shall also be excluded, if the infringement of Protective Rights results from specific instructions given by BUYER or the fact that the COMPONENTS has been changed by BUYER or is being used in conjunction with products not delivered by SELLER, which convert an otherwise non-infringing COMPONENTS to an infringing COMPONENTS.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.	Confidential Information

11.1	The PARTIES shall use all information, which they receive in connection with this SUPPLY AGREEMENT and which has been marked as confidential, only for the purposes of this SUPPLY AGREEMENT and they shall keep this information confidential to third PARTIES with the same degree of care as they use with respect to their own confidential information. This obligation shall survive the expiration or termination of this SUPPLY AGREEMENT for a period of 3 years.

11.2	This obligation shall not apply to information, which is or becomes public knowledge or which is provably independently developed or lawfully received from a third PARTY.

12.	Liability

12.1	SELLER assumes liability for any personal injury for which it is found responsible without limitation. If found responsible for property damages of BUYER, SELLER shall indemnify BUYER for expenses incurred for restoration of the damaged property up to a maximum amount of EURO 500.000 per damage event and EURO 1.500.000 in the aggregate.

12.2	Apart from warranties and liabilities expressly stipulated in this SUPPLY AGREEMENT, SELLER disclaims all liability regardless of the cause in law, in particular the liability for indirect or consequential damages arising from interrupted operation, loss of profits, loss of information and data, unless in cases of gross negligence, intent, lack of assured characteristics or in any cases where liability is mandatory at law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.	Term, CHANGE OF CONTROL and Exclusivity

13.1	(a) This SUPPLY AGREEMENT shall be effective from the EFFECTIVE DATE II and shall run for an initial period of five (5) years unless sooner terminated in accordance with Section 13.1(b). Thereafter, unless terminated by either PARTY effective at the end of each calendar year upon six (6) months prior written notice, this SUPPLY AGREEMENT will be automatically extended by twelve (12) months.

(b)	Either PARTY may, without prejudice to any other rights it may have, terminate this SUPPLY AGREEMENT by providing written notice to the other PARTY if the other PARTY breaches any of its representations, warranties or obligations under this SUPPLY AGREEMENT and fails to cure such breach within 60 days after receiving written notice thereof from the non-breaching PARTY.

(c)	For a period of six months after expiration or termination of this SUPPLY AGREEMENT for any reason, SELLER will provide reasonable assistance (at Buyer’s expense) to wind-down the supply of COMPONENTS for BUYER’s MRgRT System. This cooperation will include. (i) the continued manufacture and orderly supply of COMPONENTS after the termination or expiration date, provided that in the event that the termination was effected by SELLER as a result of BUYER’s material breach of this SUPPLY AGREEMENT, BUYER will promptly pay all sums due SELLER under this SUPPLY AGREEMENT (other than those that are disputed in good faith by BUYER) as of the date of termination; (ii) continued support of COMPONENTS in accordance with the terms of this SUPPLY AGREEMENT after the termination or expiration date, provided that in the event that the termination was effected by SELLER as a result of Buyer’s material breach of this SUPPLY AGREEMENT BUYER will promptly pay all sums due SELLER under this SUPPLY AGREEMENT (other than those that are disputed in good faith by BUYER) as of the date of termination; and (iii) the right to make a last time buy of COMPONENTS, provided that in the event that the termination was effected by SELLER as a result of Buyer’s material breach of this SUPPLY AGREEMENT BUYER will promptly pay all sums due SELLER under this SUPPLY AGREEMENT (other than those that are disputed in good faith by BUYER) as of the date of termination.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)	On termination or expiration of this SUPPLY AGREEMENT for any reason BUYER will have the right to continue to sell all unsold COMPONENTS that are in its possession or that are subject to an open BUYER bid and purchase order as of the effective date of such termination or expiration.

(e)	After the termination or expiration of this SUPPLY AGREEMENT, at Buyer’s request, SELLER will continue to provide support services to BUYER for installed COMPONENTS under the terms and conditions set forth in this SUPPLY AGREEMENT at SELLER’S then-standard rates during the remaining term of Buyer’s purchase agreements with its end users. BUYER will continue to support such end users in the same manner that BUYER provides similar support for other elements of the MRgRT System.

13.2	For the duration of this SUPPLY AGREEMENT, but not exceeding seven (7) years-from EFFECTIVE DATE II (as defined in Article 4.1 of the Development and Supply Agreement dated May __, 2008 between the PARTIES), SELLER shall be the exclusive supplier of COMPONENTS and BUYER shall not source any 3rd PARTY spectrometer for the MRgRT System.

13.3

If BUYER obligates itself with respect to a CHANGE OF CONTROL with a third party that is an “INDIRECT COMPETITOR” of SELLER during the term of this SUPPLY AGREEMENT, the PARTIES will discuss in good faith within thirty (30) days after such CHANGE OF CONTROL is publicly announced, how such CHANGE OF CONTROL would impact the relationship contemplated by this SUPPLY AGREEMENT, including whether BUYER or such INDIRECT COMPETITOR will terminate this Agreement after the closing of such CHANGE OF CONTROL transaction. SELLER shall be entitled to terminate this SUPPLY AGREEMENT within a period of thirty (30) days following the receipt of such a notification and discussion if it is not reasonably assured that such CHANGE OF CONTROL will not adversely affect the prospects for commercial success of the transactions contemplated by this SUPPLY AGREEMENT. With respect to a CHANGE OF CONTROL involving a “DIRECT COMPETITOR”, SELLER shall be entitled to terminate this SUPPLY AGREEMENT within a period of thirty (30) days

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

following the receipt of such a notification at its own discretion. For purposes of this SUPPLY AGREEMENT, “DIRECT COMPETITOR” means an entity that has an MRI product line. As of the Effective Date I, DIRECT COMPETITORS may include each of GE Healthcare, Hitachi Medical Systems Corporation, Toshiba Medical Systems Corporation and Philips Healthcare or their respective affiliates. For purposes of this SUPPLY AGREEMENT, “INDIRECT COMPETITOR” means an entity that is not a DIRECT COMPETITOR but which has a product line that competes with another product line of SIEMENS.

13.4	BUYER may terminate this SUPPLY AGREEMENT within thirty (30) days following the date a CHANGE OF CONTROL involving a DIRECT COMPETITOR or INDIRECT COMPETITOR is publicly announced, In case of termination of this SUPPLY AGREEMENT by BUYER following a CHANGE OF CONTROL involving a DIRECT COMPETITOR or INDIRECT COMPETITOR, BUYER shall reimburse SELLER for lost revenue. This includes the complete payment of all outstanding purchase orders of COMPONENTS and equipment rental as well as engineering and application support services. Any remaining forecast revenue value arising from this SUPPLY AGREEMENT will be reimbursed by BUYER at a value of thirty (30) percent of the agreed purchasing price of the COMPONENTS for the forecast period of twelve (12) months from the date such CHANGE OF CONTROL is publicly announced.

13.5	In case of termination of this SUPPLY AGREEMENT by SELLER in accordance with Section 13.3, SELLER will not have a right of any compensation for lost revenue pursuant to Section 13.4.

13.6

“CHANGE OF CONTROL” means with respect to BUYER, in an event or series of related events: (a) a sale of all or substantially all of BUYER’s assets, voting stock or securities or business relating to this SUPPLY AGREEMENT; (b) a merger, reorganization or consolidation involving BUYER in which the stockholders of BUYER immediately prior to such transaction cease to own collectively a majority of the voting equity securities of the successor entity; or (c) a Person or group of Persons acting in concert acquire fifty percent (50%) or more of the voting equity securities of BUYER.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For purposes of clarity, the term “CHANGE OF CONTROL” is not intended to include (i) an underwritten public offering of BUYER’s common stock pursuant to a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, or (ii) any sale of shares of capital stock of BUYER, in a single transaction or series of related transactions principally for bona fide equity financing purposes in which BUYER issues new securities to venture capital investors primarily for cash or the cancellation or conversion of indebtedness of BUYER or a combination thereof for the purpose of financing the operations and business of BUYER.

13.7	The provisions in Sections 7, 10, 14, 15 shall survive the expiration or termination of this agreement. Any licenses granted by SELLER to BUYER under this SUPPLY AGREEMENT or the AGREEMENT will survive any expiration or termination of this SUPPLY AGREEMENT for any reason for as long as and to the extent that they are reasonably necessary to continue servicing and supporting existing accounts.

14.	Arbitration

14.1	All disputes arising out of or in connection with this SUPPLY AGREEMENT or individual purchase contracts signed hereunder, including any question regarding their existence, validity or termination, shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce, Paris (“Rules”) by three arbitrators in accordance with the said Rules.

14.2	Each PARTY shall nominate one arbitrator for confirmation by the competent authority under the applicable Rules (“Appointing Authority”). Both arbitrators shall agree on the third arbitrator within 30 days. Should the two arbitrators fail within the above time-limit to reach agreement on the third arbitrator, he shall be appointed by the Appointing Authority.

14.3	The seat of arbitration shall be Zurich. The procedural law of this place shall apply where the Rules are silent.

14.4	The language to be used in the arbitration proceeding shall be English.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.5	Any claim, controversy or dispute between the PARTIES arising in whole or in part under or in connection with this SUPPLY AGREEMENT or the subject matter hereof will, before such submission to arbitration, first be escalated to the MRI Business Unit Chief Executive Officer of SELLER and the Chief Executive Officer of BUYER for resolution. They will use reasonable efforts to attempt to resolve the dispute through good faith negotiations by telephone or in person as may be agreed and if they fail to resolve the dispute within thirty (30) days after either party notifies the other of the dispute, and do not mutually agree to extend the time for negotiation, then the dispute will be submitted to arbitration in accordance with the procedure set forth in Sections 14.1-14.4.

15.	Applicable Law

This SUPPLY AGREEMENT and individual purchase contracts signed between the PARTIES hereunder shall be governed by and construed in accordance with the law in force in Switzerland without reference to its conflicts of law provisions. The application of the United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980 shall be excluded.

16.	Miscellaneous

16.1	Alterations and amendments to this SUPPLY AGREEMENT shall only be valid if made in writing and signed by an authorized representative of each PARTY.

16.2	The effectiveness of this SUPPLY AGREEMENT shall not be impaired if any provision of this SUPPLY AGREEMENT should be completely or partially invalid or unenforceable. In this case, the PARTIES shall agree on a provision, that meets the economical intention of the invalid or unenforceable provision.

16.3	The failure of any PARTY hereto to enforce at any time any of the provisions of this SUPPLY AGREEMENT shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this SUPPLY AGREEMENT or any part thereof or the right of any PARTY thereafter to enforce each and every such provision. No waiver of any breach of this SUPPLY AGREEMENT shall be held to be a waiver of any other or subsequent breach.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.4	All notices or other communications required or permitted hereunder with regard to the interpretation, validity etc. of the SUPPLY AGREEMENT shall be in writing and shall be given by certified mail addressed, if to BUYER:

ViewRay Incorporated

2000 Auburn Drive

Beachwood, OH 44122

USA

Attn: Chief Executive Officer

and, if to SELLER:

Siemens Aktiengesellschaft

Legal

Werner-von-Siemens-Str. 50

91052 Erlangen

Germany

or to such other address that the PARTIES might identify to each other for this purpose and with reference to this SUPPLY AGREEMENT.

16.5	No PARTY hereto shall issue any press release or public announcement or otherwise divulge the existence of this SUPPLY AGREEMENT or the transactions contemplated hereby without the prior approval of the other PARTY hereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.6	This SUPPLY AGREEMENT shall be binding upon and inure to the benefit of the PARTIES hereto. Neither PARTY may assign this SUPPLY AGREEMENT, in whole or in part, except with the prior written consent of the other PARTY, which shall not be unreasonably withheld; provided, that either PARTY may assign this SUPPLY AGREEMENT without the consent of the other PARTY to an Affiliate or in connection with any merger, acquisition, or sale a majority of such PARTY’s voting stock or a sale of substantially all such PARTY’s assets; provided, further, that (a) in each instance the assignee expressly assumes all obligations imposed on the assigning PARTY by this SUPPLY AGREEMENT in writing and the other PARTY is notified in advance of such assignment; and (b) BUYER shall also be subject to the restriction set forth in Sections 13.3-13.6. Any purported assignment in violation of this Section 16.6 shall be null and void.

16.7	Titles and headings to Sections herein are inserted for the convenience or reference only and are not intended to be a part of or to affect the meaning or interpretation of this SUPPLY AGREEMENT.

16.8	This SUPPLY AGREEMENT may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

16.9	This SUPPLY AGREEMENT constitutes the entire agreement between the PARTIES with respect to its subject matter and supersedes all prior agreements, understandings, commitments, negotiations and discussions with respect thereto, whether oral or written. This SUPPLY AGREEMENT is an Appendix to the Development and Supply Agreement dated May , 2008 between the PARTIES and in the event of any conflict between the terms of this SUPPLY AGREEMENT and the terms of the Development and Supply Agreement, such conflict will be resolved in accordance with Article 4.1 of the Development and Supply Agreement.

16.10

If either PARTY’s performance under this SUPPLY AGREEMENT is prevented, restricted or interfered with by reason of acts of God, wars, revolution, civil commotion, acts of public enemy, labor strikes (other than employees of the affected PARTY), terrorism, embargo or acts of government in its sovereign capacity (Force Majeure”), the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“affected PARTY” will, after giving prompt notice to the other PARTY, be excused from such performance on a day-to-day basis during the continuance of such prevention, restriction, or interference (and the other PARTY will likewise be excused from performance of its obligations on a day-to-day basis during the same period), provided, however, that the affected PARTY will use its best efforts to avoid or remove the causes of nonperformance and both PARTIES will proceed immediately with the performance of their obligations under this SUPPLY AGREEMENT whenever the causes are removed or cease. If Force Majeure conditions continue for more than 90 consecutive days or an aggregate 120 days in any 12-month period, then the disadvantaged PARTY (but not the affected PARTY) may terminate this SUPPLY AGREEMENT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 1:	Specification of COMPONENTS (Section 1)

Annex 2:	Price List (Section 4)

Annex 3:	Service Requirements

Annex 4:	Quality Assurance Agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 1

to the SUPPLY AGREEMENT between BUYER and SELLER

Specification of COMPONENTS

SIEMENS commits to supply the following COMPONENTS to BUYER, based upon the SELLER [***]:

a.	[***]

The following items are not included in the COMPONENTS: [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 2

to the SUPPLY AGREEMENT between BUYER and SIEMENS

Price List

1.	Prices for PRODUCTS

1.1	The price shall be EXW (Incoterms 2000), including packaging. The prices are valid until September 30, 2010. Prior to the end of that period Supplier shall inform Purchaser giving at least three (3) months notice about price changes becoming effective after such period.

Item	Equipment	Units per year	Price per unit in EUR
[***]	[***]	[***]	[***]

1.2	The price shall be net, fixed in EUR. Any fiscal charges, taxes, etc., that arise be listed separately.

1.3	In general, the unit price shall be charged.

1.4	The contractually agreed annual delivered quantity shall be considered for the unit price for graduated prices based on volume.

1.5	If the quoted price depends on the volume of the actually delivered quantity, the lower price as compared to the smallest quantity for the fiscal year just ended (October 1 until September 30) shall be retrospectively determined and settled through an annual invoice. Payment shall be affected within 90 days upon receipt of the invoice, however, not prior to payment of all deliveries within the accounting period.

2.	Payments shall be considered made, when the amount has been posted on the agreed account of the SUPPLIER. The PRODUCTS shall remain the property of the SUPPLIER until they have been fully paid.

3.	Invoices shall be paid within 30 calendar days from the date of the invoice.

4.	The prices for SPARE PARTS are the Siemens customer list price (CLP) minus [***].

Unless the Contracting Parties agree otherwise, the above regulations for PRODUCTS shall equally apply to SPARE PARTS.

[***] Two pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 3

to the SUPPLY AGREEMENT between BUYER and SELLER

SERVICE

This Annex 3 shall regulate service topics, such as:

•	Spare parts supply and logistics

•	Service contracts (between the PARTIES and (to the extent applicable) with customers.

•	First, second and third level service support (and which PARTY shall be responsible for each level of support.

•	Software and computer hardware upgrades for the installed base

•	Training of BUYER personnel (to the extent appropriate for the support responsibilities assumed by BUYER).

•	Recalls and Field Support for damaged or defective COMPONENTS installed at customer sites.

BUYER and SELLER shall mutually agree upon the contents of this Annex 3 not later than thirty (30) days after commencement of PHASE 3 and in the event the PARTIES are unable to reach agreement on any such matter they shall resolve such disagreement using the procedure specified in Section 14 of the SUPPLY AGREEMENT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 4

to the SUPPLY AGREEMENT between VIEWRAY and SIEMENS

Quality Agreement will require a separate signature between both PARTIES, since such Quality Agreement will be revision controlled. The following Quality Agreement can only be considered as a guide line.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

by and between

ViewRay, Incorporated

a corporation duly organized and existing under the laws of OH,

and having its registered seat

in Beachwood, OH,

USA

– hereinafter referred to as “BUYER” –

and

Siemens Aktiengesellschaft, Healthcare Sector

a corporation organized under the laws of

the Federal Republic of Germany

Berlin and Munich

– hereinafter referred to as “SELLER” –

- BUYER and SELLER hereinafter referred to individually

as “PARTY” or collectively as “PARTIES” -

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

Contents

Contents		43
History		43
[***]-QUALITY ASSURANCE AGREEMENT		44
Annex 1		46
1	Scope	46

Annex 2		47
2.1	Requirements Placed on the SELLER’s Quality Management System	47
2.2	Obligation to Keep Records and Archiving	47
2.3	Verifying the QM system	48
2.4	Additional QM System requirements	48
2.4.1	Quality Management for New Products	48
2.4.2	Quality Management in the Case of Repairs of Used Products	50
2.4.3	Storage, Packaging and Transport	50
2.4.4	Product Risk Analysis	51

Annex 3		52
3.1	Corrective and Preventative Measures	52
3.2	Complaints	52

Annex 4		53
4.1	Incoming Inspection by the BUYER	53
4.2	Quality Assurance Representative	53
4.3	Exchange of Quality-relevant information via E-mail	54

History

Version	Created	Author, Dept.	Changes	Valid from
1.0	16.05.08	[***]	n.a.	01.06.08

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	< >		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	•

[***] Two pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

Annex 1

1.	Scope

This Quality Assurance Agreement applies to the following COMPONENTS delivered by the SELLER to the BUYER:

a.	[***]

This Quality assurance Agreement also applies to spare parts for the aforementioned COMPONENTS, which are delivered by the SELLER to the BUYER’s Customer Services. These spare parts may also be sub-components of the delivered products and, depending on the BUYER’s order, may consist of new or repaired goods.

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	<_>		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

Annex 2

2.	DO NOT DELETE

2.1	Requirements Placed on the SELLER’s Quality Management System

The SELLER maintains a quality management system (hereinafter referred to as the “QM System”) that meets the following requirements:

Standard:	Certifying office:
[***]	[***]

The SELLER shall inform the BUYER without undue delay of [***].

2.2	Obligation to Keep Records and Archiving

The SELLER shall prepare documentation that describes both the [***] and the [***]. Changes of products and processes] as part of the [***] are described in the [***] and are also [***] of [***].

[***] are to be [***] for at least [***] of the [***].

The SELLER shall [***] of the [***]. Such documentation [***], in relation to the [***] as well as the [***] for each [***], including the [***] in the [***].

All [***] are to be [***] for at least [***] of the [***].

[***] are to be [***] in a [***] and, if required, are to be [***] to the [***] within a maximum period of [***].

Following [***] of the [***], the SELLER shall [***] to the BUYER.

The provisions about [***] of this Quality Assurance Agreement.

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	<_>		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

2.3	Verifying the QM system

The right of the BUYER described in Section III, sub-section 1, of the [***] Quality Assurance Agreement, namely to verify the adherence to the agreed quality assurance measures contains the right to [***] and to [***] by the Seller. The checks may be carried out by way of [***] (e.g. [***] involving the [***]) and via [***].

The [***] my also be done by the [***] for the BUYER according to the [***] or authorized organization or by third PARTIES commissioned by the BUYER.

2.4	Additional QM System requirements

2.4.1	Quality Management for New Products

New products may only contain components drawn from used products if the expressly approved by BUYER.

The SELLER undertakes to [***]. If [***] is agreed upon for products or components of such products, such as [***], the SELLER shall provide [***] as part of the [***]. To [***] SELLER shall [***] that relate to [***] or get the respective [***] from its [***].

The SELLER is responsible for the [***] and the [***] including the [***] of the [***].

The SELLER ensures that the [***] in accordance with the [***]. This means, among other things, the [***] are used [***] and that a [***] ensures that these [***].

To provide proof that the [***], the SELLER ensures that the [***] as well as [***]. The tests must be carried out in accordance with [***] in accordance with the [***] at time of testing. The SELLER shall [***] in accordance with [***], e.g. by way of a [***].

The SELLER shall ensure that [***] that do not [***].

•	In the case products [***], the SELLER may [***] to the [***]. The following details are to be included in [***]

The respective products are to be [labeled] so that they can [***]. Products that contain [***] by the BUYER.

[***] is to be provided in relation to the [***]

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	<_>		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

2.4.2	Quality Management in the Case of Repairs of Used Products

In the case of repairs of used products ([***]), to the extent applicable the [***].

Repaired products must [***]. They must be [***].

2.4.3	Storage, Packaging and Transport

Following the [***] shall ensure that [***] is given for [***] in particular against [***].

To the extent the PARTIES do not have any [***], the products shall be [***]. The SELLER shall [***], that there is [***] and that the [***].

As far as possible, the [***] by way of [***], the reduction of the [***] and use of [***] as well as the [***] are to be [***].

With regard to [***] are to be used that can [***] by way of a [***] and which are [***] with regard to [***]. The possibilities with regard to [***] the use of [***] are to be utilized insofar as such course of action is [***].

2.4.4	Product Risk Analysis

The [***], which enables him to [***]. The compliance with such [***].

[***]

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	<_>		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

Annex 3

3.	DO NOT DELETE

3.1	Corrective and Preventative Measures

SELLER shall [***] and shall derive the [***] from this. [***] are products that have [***] and products that have [***]. Every [***]. This means, in particular determining [***]. These [***] are to be coordinated with [***].

The data from the [***]

3.2	Complaints

If returned products are [***]), these parts are to be [***]

In some cases the [***]. These products must be [***]. The [***] are to be made on a case by case basis between the [***].

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	< >		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

Annex 4

4. DO NOT DELETE

4.1	Incoming Inspection by the BUYER

[***] from Section IV Section 1 of the [***] Quality Assurance Agreement the BUYER shall [***] whether the [***] thereof correspond to the [***] and whether there is any [***] that is [***] of the [***].

[***] that may apply may only be [***]. The SELLER shall be [***]

4.2	Quality Assurance Representative

Quality assurance representative/quality management officer of the SELLER:

Name:	[***]
Dept:	[***]
Telephone:	[***]
Fax:	[***]
E-mail:	[***]

Quality assurance representative/quality management officer of the BUYER:

Name:

Dept:

Telephone:

Fax:

E-mail:

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	<_>		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Quality Assurance Agreement

Between VIEWRAY and SIEMENS

4.3	Exchange of Quality-relevant information via E-mail

For the exchange of quality-relevant information between the PARTIES via e-mail an appropriate software for the digital signature and encryption shall be used. After this agreement comes into force, the SELLER and BUYER shall mutually determine the software to be used (with the current encryption standard PGD or S/MIME) and exchange the necessary public keys.

Initials:			Initials:
	(Date)	(Purchaser)		(Date)	(Purchaser)

Version:	<_>		Valid from:	<Date>

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.